HOMESTAKE MINING COMPANY OF CALIFORNIA

Owner

and

DTRC LLC

Option Holder

SECOND AMENDMENT TO OPTION AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

Dated as of November 20, 2023

The properties affected by the within instrument are located in Lawrence County, South Dakota

Prepared by and Record and Return to:

Homestake Mining Company of California

310 South Main Street, Suite 1150

Salt Lake City, UT 84101

SECOND AMENDMENT TO OPTION AGREEMENT
FOR PURCHASE AND SALE OF REAL PROPERTY

This Second Amendment to Option Agreement for Purchase and Sale of Real Property ("Second Amendment") is made and entered into as of November 20, 2023 (the "Effective Date"), by and between Homestake Mining Company of California, a California corporation ("Owner"), and DTRC LLC, a Nevada limited liability company ("Option Holder").  Owner and Option Holder sometimes may be referred to in this Contract individually as a "Party", and collectively as the "Parties."

RECITALS

A. Owner and Dakota Territory Resource Corp, a Nevada corporation are parties to the Option Agreement for Purchase and Sale of Real Property, dated September 7, 2021, as amended on September 30, 2021 (the "Option Agreement").

B. Option Holder is the successor entity to Dakota Territory Resource Corp. pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of September 10, 2021, between Dakota Gold Corp. (formerly known as JR Resources Corp.), Dakota Territory Resource Corp., DGC Merger Sub I Corp. and DGC Merger Sub II LLC.

C. Owner and Option Holder wish to amend the Option Agreement to extend the Option Period.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained in this Second Amendment, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties, hereby covenant and agree as to the following:

1. Extension of the Option Period.  The definition of Option Period in Section 1.37 of the Option Agreement hereby is deleted in its entirety and replaced with the following:

"The period that begins on the Effective Date and ends on the earlier of (a) March 7, 2026, and (b) the date the Option Holder delivers to the Administrative Agent the Option Exercise Notice."

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Contract as of the Effective Date.

OWNER:

HOMESTAKE MINING COMPANY OF CALIFORNIA, a California corporation

By:	"Michael R. McCarthy"
Name:	Michael R. McCarthy
Title:	Director

OPTION HOLDER

DTRC LLC, a Nevada limited liability company

By:	"Jonathan Awde"
Name:	Jonathan Awde
Title:	On behalf of Dakota Gold Corp., its manager